Ticker Symbol By Class
	A	C	I
Miller Convertible Bond Fund	MCFAX	MCFCX	MCIFX
Miller Convertible Plus Fund	-	-	MCPIX
Miller Intermediate Bond Fund	-	-	MIFIX
miller market neutral income fund	-	-	MMNIX

Supplement dated May 20, 2024 to the Fund’s Prospectus, Summary Prospectus, and
Statement of Additional Information (“SAI”), each dated March 1, 2024

This Supplement provides new and additional information beyond that contained in the Prospectus, Summary Prospectus and SAI and should be read in conjunction with the Prospectus, Summary Prospectus and SAI. This Supplement supersedes any information to the contrary in Prospectus, Summary Prospectus and SAI.

Effective as of May 20, 2024, the following is added to “APPENDIX A DESCRIPTION OF BOND RATINGS” portion of the Miller Family of Funds SAI, starting on page 64 of the SAI.

The Bloomberg Corporate Default Risk Model (DRSK) rating scheme is a hybrid model, in that it combines a statistical approach with a structural model. It uses logistic regression to estimate the probability of default events based on factors that best capture credit risk. DRSK estimates real-world default probabilities (DPs) using a logistic regression of historical realized defaults against a structural model and additional risk factors such as profitability and insolvency.

To facilitate comparing the default risk of different firms, Bloomberg group firms into credit risk buckets, called credit grades. The range of each credit grade’s bucket is given in the table below. The ranges were obtained so that the default rate in each range is broadly consistent with the 1- year probability of transition to default across major NRSRO (Nationally Recognized Statistical Rating Organization) ratings of a comparable level. A firm is assigned the credit grade whose range contains the firm’s one year default probability. Because the distance to default depends on the market cap, and the market cap fluctuates from day to day with equity price changes, it is possible for a firm’s default probability to fluctuate around the boundary between credit grades. If mapped directly to a credit grade, this would cause the credit grade to fluctuate back and forth between two neighboring credit grades. To avoid this, a credit grade transition smoothing technique is utilized. When the default probability for a firm breach one of the barriers defining its current credit grade, the credit grade is only changed if the default probability surpasses this boundary by at least 10% or stays in the new range for at least 90 days.

The table below shows the mapping between alphanumeric credit grades and corresponding ranges of default probabilities expressed in percentage. The associated Wellesley credit rating mapping is also shown, which facilitates comparison with NRSRO ratings. Additionally, Wellesley uses the more conservative 2yr DRSK rating rather than the 1yr rating discussed above.

Investment grade (IG)	Default Probability	Wellesley Mapping

IG1	0.0000 - 0.0020	AAA
IG2	0.0020 - 0.0040	AA+
IG3	0.0040 - 0.0080	AA
IG4	0.0080 - 0.0152	AA-
IG5	0.0152 - 0.0286	A+
IG6	0.0286 - 0.0529	A

IG7	0.0529 - 0.0960	A-
IG8	0.0960 - 0.1715	BBB+
IG9	0.1715 - 0.3000	BBB
IG10	0.3000 - 0.5200	BBB-

High yield (HY)	Default Probability	Wellesley Mapping

HY1	0.5200 - 0.8800	BB+
HY2	0.8800 - 1.5000	BB
HY3	1.5000 - 2.4000	BB-
HY4	2.4000 - 4.0000	B+
HY5	4.0000 - 6.0000	B
HY6	6.0000 - 10.0000	B-

Distressed (DS)	Default Probability	Wellesley Mapping

DS1	10.0000 - 15.0000	CCC+
DS2	15.0000 - 22.0000	CCC
DS3	22.0000 - 30.0000	CCC-
DS4	30.0000 - 50.0000	D
DS5	50.0000 - 100.000	D

c 2021 Bloomberg Finance L.P.

You should read this Supplement in conjunction with the Funds’ Prospectus, Summary Prospectus and Statement of Additional Information each dated March 1, 2024 which provide information that you should know about the Funds before investing.  These documents are available upon request and without charge by calling the Funds toll-free at 1-877-441-4434.  The Prospectus, Summary Prospectus and Statement of Additional Information may be obtained by visiting www.MillerFamilyOfFunds.com. You should retain this Supplement for future reference.